UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2018

Carbon Black, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38478	55-0810166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Winter Street, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 393-7400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02               Results of Operations and Financial Condition.

On June 7, 2018, Carbon Black, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2018. The Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01.             Regulation FD Disclosure.

On June 7, 2018, Mark P. Sullivan, Executive Vice President and Chief Financial Officer of the Company, made the investor deck included with this Current Report on Form 8-K as Exhibit 99.2 available to the public. The investor deck will also be available for viewing at the Company’s investor website, investors.carbonblack.com, although the Company reserves the right to discontinue that availability at any time.

The information included in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01               Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description

99.1	Press Release of Carbon Black, Inc., dated June 7, 2018.

99.2	ASC 606 Investor Deck, dated June 7, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carbon Black, Inc.

Dated: June 7, 2018	By:	/s/ Mark P. Sullivan
Mark P. Sullivan
Executive Vice President and Chief Financial Officer

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